UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              ---------------------


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 16, 2004


                         TEXAS INSTRUMENTS INCORPORATED
               (Exact name of registrant as specified in charter)


          DELAWARE                   001-03761               750289970
(State or other jurisdiction  (Commission file number)   (I.R.S. employer
     of incorporation)                                  identification no.)


                               12500 TI BOULEVARD
                                 P.O. BOX 660199
                            DALLAS, TEXAS 75266-0199
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (972) 995-3773

                              ---------------------

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(4c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 16, 2004, Carrie S. Cox joined the Registrant's Board of Directors. Ms. Cox serves on the Compensation and the Governance and Nominating Committees.

ITEM 8.01. Other Events.

The Registrant's news release dated September 16, 2004, regarding a share repurchase program and planned dividend increase, attached hereto as Exhibit 99, is incorporated by reference herein.

ITEM 9.01. Exhibits

Designation of
Exhibit in
this Report          Description of Exhibit
------------         ----------------------

    99              Registrant's news release
                    dated September 16, 2004 regarding share repurchase program and planned dividend increase

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this report on Form 8-K are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in forward-looking statements.

We urge you to carefully consider the following important factors that could cause actual results to differ materially from the expectations of the company or its management:

- Market demand for semiconductors, particularly for analog chips and digital signal processors in key markets, such as telecommunications and computers;

- TI's ability to maintain or improve profit margins, including its ability to utilize its manufacturing facilities at sufficient levels to cover its fixed operating costs, in an intensely competitive and cyclical industry;

- TI's ability to develop, manufacture and market innovative products in a rapidly changing technological environment;

- TI's ability to compete in products and prices in an intensely competitive industry;

-    The timing of customer inventory adjustments;

-    Losses or curtailments of purchases from key customers;

- TI's ability to maintain and enforce a strong intellectual property portfolio and obtain needed licenses from third parties;

- Consolidation of TI's patent licensees and market conditions reducing royalty payments to TI;

- Economic, social and political conditions in the countries in which TI, its customers or its suppliers operate, including security risks, health conditions, possible disruptions in transportation networks and fluctuations in foreign currency exchange rates;

-    Availability of raw materials and critical manufacturing equipment;

-    TI's ability to recruit and retain skilled personnel;

-    Fluctuations in the market value of TI's investments and in interest rates;
     and

- Timely implementation of new manufacturing technologies, installation of manufacturing equipment, and the ability to obtain needed third-party foundry and assembly/test subcontract services.

For a more detailed discussion of these and other factors, see the text under the heading "Cautionary Statements Regarding Future Results of Operations" in
Item 1 of TI's most recent Form 10-K. The forward-looking statements included in this Form 8-K are made only as of the date of this Form 8-K and TI undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TEXAS INSTRUMENTS INCORPORATED



Date: September 17, 2004                 By: /s/ KEVIN P. MARCH
                                            --------------------------
                                            Kevin P. March
                                            Senior Vice President
                                            and Chief Financial Officer

                                                                      Exhibit 99
                                                                      ----------


NEWS  RELEASE
C-04044


        TI INCREASES RETURN TO SHAREHOLDERS WITH $1 BILLION STOCK BUYBACK
                       AND MORE THAN 17% RAISE IN DIVIDEND


DALLAS (Sept. 16, 2004) - Texas Instruments Incorporated (TI) (NYSE:TXN) today announced that its Board of Directors has authorized the company to repurchase $1 billion of its common stock.

Additionally, the company plans to increase its quarterly cash dividend by more than 17 percent. TI's new quarterly dividend rate will be $0.025 per quarter, resulting in annual dividend payments of $0.10 per share. TI has paid dividends to its shareholders on an uninterrupted basis since June 1, 1962.

"TI has built leading positions in the industry's fastest growing markets. As a result, we have excellent growth opportunity, a healthy long-term financial outlook and a balance sheet that is the strongest in our history. This success enables us to increase the return we deliver our shareholders with a large stock buyback and a higher dividend," said Rich Templeton, TI's president and chief executive officer.

TI plans to repurchase shares at times and prices considered appropriate by the company. The share repurchase program announced today is in addition to the company's existing plan to repurchase 21 million shares authorized in February 2004.

TI expects the first quarterly distribution of the new dividend will be payable November 22, 2004, to stockholders of record on November 1, 2004, contingent upon formal declaration by the Board of Directors at its regular meeting in October. TI currently pays a quarterly cash dividend of $0.02125, or $0.085 annually.

The company had 1,731,077,633 shares outstanding at the end of the quarter, June 30, 2004.

                                    #   #   #


"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This release includes forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as TI or its management "believes," "expects," "anticipates," "foresees," "forecasts," "estimates" or other words or phrases of similar import. Similarly, statements in this release that describe the company's business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. All such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in forward-looking statements.

We urge you to carefully consider the following important factors that could cause actual results to differ materially from the expectations of the company or its management:

- Market demand for semiconductors, particularly for analog chips and digital signal processors in key markets, such as telecommunications and computers;

- TI's ability to maintain or improve profit margins, including its ability to utilize its manufacturing facilities at sufficient levels to cover its fixed operating costs, in an intensely competitive and cyclical industry;

- TI's ability to develop, manufacture and market innovative products in a rapidly changing technological environment;

- TI's ability to compete in products and prices in an intensely competitive industry;

-    The timing of customer inventory adjustments;

-    Losses or curtailments of purchases from key customers;

- TI's ability to maintain and enforce a strong intellectual property portfolio and obtain needed licenses from third parties;

- Consolidation of TI's patent licensees and market conditions reducing royalty payments to TI;

- Economic, social and political conditions in the countries in which TI, its customers or its suppliers operate, including security risks, health conditions, possible disruptions in transportation networks and fluctuations in foreign currency exchange rates;

-    Availability of raw materials and critical manufacturing equipment;

-    TI's ability to recruit and retain skilled personnel;

-    Fluctuations in the market value of TI's investments and in interest rates;
     and

- Timely implementation of new manufacturing technologies, installation of manufacturing equipment, and the ability to obtain needed third-party foundry and assembly/test subcontract services.

For a more detailed discussion of these factors, see the text under the heading "Cautionary Statements Regarding Future Results of Operations" in Item 1 of the company's most recent Form 10-K. The forward-looking statements included in this release are made only as of the date of publication, and the company undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.

Texas Instruments Incorporated provides innovative DSP and analog technologies to meet our customers' real world signal processing requirements. In addition to Semiconductor, the company's businesses include Sensors & Controls and Educational & Productivity Solutions. TI is headquartered in Dallas, Texas, and has manufacturing, design or sales operations in more than 25 countries.

Texas Instruments is traded on the New York Stock Exchange under the symbol TXN. More information is located on the World Wide Web at www.ti.com.